Exhibit 10.1

AMENDMENT NO. 11 TO

COMMITMENT LETTER

This AMENDMENT NO. 11 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of April 29, 2005 by and between Countrywide Warehouse Lending (“Lender”), Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A LS

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Term. Lender and Borrower agree to amend the Term of the Credit Agreement through May 31, 2005.

2.	Unused Facility Fees: Lender and Borrower agree to delete the following Section: Unused Facility Fees in its entirety and replace it with the following:

“Unused Facility Fees: Waived”

3.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

4.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

5.	Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Richie Walia	By:	/s/ William E. Moffatt
	Signature		Signature

Name:	Richie Walia	Name:	William E. Moffatt
Title:	First Vice President	Title:	Treasurer

BRAVO CREDIT CORPORATION

		By:	/s/ William E. Moffatt
Signature

		Name:	William E. Moffatt
		Title:	Treasurer

ECC CAPITAL CORPORATION

		By:	/s/ William E. Moffatt
Signature

		Name:	William E. Moffatt
		Title:	Treasurer